Exhibit 10.2
                                                             ------------
                            STOCK OPTION AGREEMENT

                               pursuant to the

                                 LABONE, INC.

                        1997 LONG-TERM INCENTIVE PLAN

AGREEMENT dated as of February 13, 1998, and entered into, in duplicate, by and between LabOne, Inc. (LabOne), a Delaware corporation, and ------, the ("Optionee").

WITNESSETH that:

WHEREAS, LabOne has duly adopted the LabOne, Inc. 1997 Long-Term Incentive Plan (the "Plan"); and

WHEREAS, the Committee referred to in the Plan (the "Committee"), pursuant to authority vested in it by LabOne's Board of Directors, has authorized the granting to the Optionee of a Nonqualified Stock Option as defined in the Plan (the "Option"), to purchase shares of stock of LabOne upon the terms and subject to the conditions hereinafter set forth, and LabOne desires by this instrument to grant said Option and to specify the terms and conditions thereof; and

WHEREAS, the shares of the common stock of LabOne that are covered by the Option hereby granted under the Plan, when added to the other shares of the common stock of LabOne that are covered by other stock options granted under the Plan, do not exceed the total number of shares of the common stock of LabOne with respect to which awards are authorized pursuant to Section 3 of the Plan to be granted under the Plan.

NOW, THEREFORE, it is hereby covenanted and agreed by and between LabOne and the Optionee as follows:

Section 1.
----------
  LabOne hereby grants to the Optionee an Option to purchase an aggregate of ----- shares of the common stock of LabOne ("Shares") of par value one cent ($0.01) per Share. Subject to all of the terms and conditions hereinafter set forth, such Option shall be irrevocable.

Section 2.
----------
  The Option price with respect to the Shares covered by this Agreement shall be -------- share (market price on date of grant).



Section 3.
----------
(a) Subject to all of the other terms and conditions hereinafter set forth, the Option may be exercised by the Optionee on or after the respective dates hereinafter specified, but not later than ten (10) years and one (1) day from the date of this Agreement, namely:


                                   Page 1

     On and after February 13, 1999, the Option may be exercised in respect of 20% of the aggregate number of Shares specified in Section 1, above;

     On and after February 13, 2000, the Option may be exercised in respect of an additional 20% of the aggregate number of Shares specified in
     Section 1, above;

     On and after February 13, 2001, the Option may be exercised in respect of an additional 20% of the aggregate number of Shares specified in
     Section 1, above;

     On and after February 13, 2002, the Option may be exercised in respect of an additional 20% of the aggregate number of Shares specified in
     Section 1, above; and

     On and after February 13, 2003, the Option may be exercised in respect of an additional 20% of the aggregate number of Shares specified in
     Section 1, above.

(b) Notwithstanding the provisions of Section 3 (a) above, the Option may be exercised with respect to all of the Shares specified in Section 1, above, immediately upon the occurrence of a Change of Control. "Change of Control" means the occurrence of any of the following events:

(i) any Person (within the meaning of Section 13 (d) and 14 (d) of the Securities Exchange Act of 1934, as amended [the "1934 Act"]), other than
Lab Holdings, Inc. ("LAB HOLDINGS") or an affiliate (as that term is defined in Rule 12b-2 under the 1934 Act) of LAB HOLDINGS as of the date of this Agreement, becomes the beneficial owner (within the meaning of Rule 13d-3 under the 1934 Act) of 20% or more of the combined voting power of LAB HOLDINGS or any company that directly or indirectly controls LabOne (a "LabOne Affiliate"); or

(ii) a majority of the Board of Directors of LAB HOLDINGS or a LabOne Affiliate ceases to consist of Continuing Directors ("Continuing Director" means, as to LAB HOLDINGS, any person who was a member of the Board of Directors of LAB HOLDINGS as of the date of this Agreement, and any person who subsequently becomes a member of such Board of Director if such person's election or nomination for election to such Board of Directors is recommended or approved by a majority of the Continuing Directors of LAB HOLDINGS; and as to a LabOne Affiliate, "Continuing Director" means any person who is a member of the Board of Directors of such LabOne Affiliate if such person is elected to such Board of Directors with the approval of LAB HOLDINGS and/or any affiliate of LAB HOLDINGS as the holder of at least a majority of the outstanding voting interests of such LabOne Affiliate or if such person's election or nomination for election to such Board of Directors is recommended or approved by a majority of the Continuing Directors of such LabOne Affiliate); or

(iii) the stockholders of LAB HOLDINGS or of any LabOne Affiliate approve an agreement to merge or consolidate with another corporation, unless such merger of consolidation (A) is approved by a majority of the Continuing Directors of LAB HOLDINGS or of the LabOne Affiliate, as the case may be, and (B) is specifically designated by a majority of the Continuing Directors of LAB HOLDINGS or of the LabOne Affiliate, as the case may be, not to constitute a change of control for purposes of the Plan; or


                                   Page 2
(iv) the stockholders of LAB HOLDINGS or of any LabOne Affiliate approve an agreement (including a plan of liquidation) to sell or otherwise dispose of all or substantially all of the assets of LAB HOLDINGS or of any LabOne Affiliate, unless such sale or other disposition is (A) approved by a majority of the Continuing Directors of LAB HOLDINGS or the LabOne Affiliate, as the case may be, and (B) is specifically designated by a majority of the Continuing Directors of LAB HOLDINGS or of the LabOne Affiliate, as the case may be, not to constitute a change of control for purposes of the Plan.

Section 4.
----------
  Subject to all of the other terms and conditions set forth hereinafter and in the Plan, the Optionee may exercise the Option in respect of Shares on and after the appropriate dates set forth in Section 3 (a), above, in whole at any time, or in part from time to time. The Optionee shall give the committee a written notice to exercise the Option in whole or in a specified part, and such notice shall be accompanied by cash (including personal checks, certified checks, cashier's checks, or money orders) in full payment for the Shares then being purchased. The Optionee shall have the right, with the consent of, and subject to such terms and conditions as may be established by, the Committee, to elect to pay all or a part of the option price for the Shares by requesting LabOne to reduce the number of Shares otherwise issuable to the Optionee upon the exercise of the Option by a number of Shares having a fair market value at the time of exercise equal to such option price.

The Option shall be deemed to be exercised (i) on the date that the notice of exercise and the cash and/or election are received by the Committee or (ii) if such notice of exercise and cash and/or election are mailed in the United States and the United State Postal Service has stamped its postmark thereon, then on the date of such postmark.

Section 5.
----------

(a) In no event may the Option be exercised later than one day after the tenth (10th) anniversary of this Agreement; provided, however, that the Option may be sooner terminated in accordance with the provisions of the Plan and of this Section 5.

(b) If the Optionee's employment with LabOne and its subsidiaries (the "Company") terminates for any reason other than Disability or Retirement (both as defined in Section 6 (e) of the Plan) or death, and said termination does not occur within twelve (12) months after a Change of Control, as defined in
Section 3 (b), above, the Optionee shall have the right to exercise the Option within a period of three months after such termination to the extent that the Option was exercisable at the time of termination. For purposes of this Agreement, a leave of absence authorized by LabOne or a LabOne subsidiary to the Optionee in writing shall not be deemed to be a termination of employment. As used herein, the term Retirement means retirement pursuant to the pension plan maintained by LabOne, as amended from time to time. As used herein, the term Disability means a condition that, in the judgment of the committee, has rendered a grantee completely and presumably permanently unable to perform any and every duty of his regular occupation.





                                   Page 3
(c) If the Optionee's employment with the Company terminates because of the Optionee's death, or if the Optionee dies within twelve (12) months after termination of employment due to Disability or Retirement, or if the Optionee dies within three (3) months after termination of employment for any reason, the Option, if held by the Optionee on the date of the Optionee's death, may be exercised within (but not later than) twelve (12) months after the Optionee's death, and only to the extent that the Option could have been exercised immediately before the Optionee's death. In that event, the Option may be exercised only by the Optionee's Beneficiary as defined in Section 15
(c) of the Plan. For purposes of this Section 5 (c), the Optionee may designate in writing a person or persons as his Beneficiary with respect to an Option; or, in the absence of an effective designation or if the designated person or persons predeceased the Optionee, the Optionee's Beneficiary shall be the Optionee's estate on the person or persons who acquire by bequest or inheritance the Optionee's right in respect of an Option. In order to be effective, an Optionee's designation of a Beneficiary must be on file with the Committee before the Optionee's death. Any such designation may be revoked and a new designation substituted therefor at any time before the Optionee's death.

(d) If the Optionee's employment with the Company terminates because of his Retirement or Disability, the Optionee may exercise the Option, to the extent that it could be exercised upon such termination of employment, at any time within twelve (12) months after the Optionee's employment so terminates.

(e) If the Optionee's employment with the Company terminates for any reason, other than Retirement or Disability or death, within twelve (12) months after a Change of Control, as defined in Section 3 (b), above, the Optionee may exercise the Option at any time within twelve (12) months after the Optionee's employment so terminates.

(f) In the case of an Optionee who is a director of the Company, (i) the term "employment" as used in this Section 5 shall mean Optionee's service as a director of the Company or his employment with the Company, whichever terminates later, and (ii) the term "Retirement" as used in this Section 5 shall mean the termination of the Optionee's service as a director of the Company (unless the termination of such service precedes the termination of the Optionee's employment as an employee of the Company, in which case the term "Retirement" shall have the meaning ascribed thereto by Section 5 (b) hereof).

(g) Anything in this Agreement to the contrary notwithstanding, nothing in this Section 5 or elsewhere in this Agreement shall be deemed or construed as extending the ten-year-and-one-day period described in Section 5 (a), above.

Section 6.
----------
  At the time of exercise of the Option, notice having been given as aforesaid, Shares shall be delivered by LabOne against full payment of the Option price in respect of the Shares delivered, subject to the provisions of
Section 7 hereof.

Section 7.
----------
  Each exercise of the Option shall be subject to the condition that if at any time LabOne shall determine, in its discretion, that it is necessary or desirable as a condition of, or in connection with, such exercise (or the delivery or purchase of Shares thereunder) (i) to satisfy withholding tax or

                                   Page 4
other withholding liabilities, (ii) to effect the listing, registration, or qualification on any securities exchange or under any state or federal law of any Shares otherwise deliverable in connection with such exercise, (iii) to obtain an agreement by the Optionee with respect to the disposition of the Shares, then in any such event such exercise shall not be effective unless such withholding, listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to LabOne. Any such limitation affecting the right to exercise an Option shall not extend the time within which the Option may be exercised, unless the Committee determines otherwise in its sole discretion; and neither the Company nor its directors or officers nor the Committee shall have any obligation or liability to the Optionee or to a Beneficiary with respect to any Shares with respect to which the Option shall lapse or with respect to which the purchase of Shares shall not be effected, because of such limitation.

Section 8.
----------
  The Optionee shall be solely responsible for any federal, state or local income taxes imposed in connection with the exercise of the Option or the delivery of Shares incident thereto. Prior to the transfer of Shares to the Optionee in connection with the exercise of the Option, the Optionee shall remit to LabOne an amount sufficient to satisfy any federal, state or local withholding tax requirements. The optionee may satisfy the withholding requirements in whole or in part by electing (the "Election") to have LabOne withhold Shares having a value of equal to the amount required to be withheld. The value of each Share to be withheld shall be the fair market value, as determined by the Committee, of a Share on the date that the amount of tax to be withheld is determined (the "Tax Date"). Such Election must be made prior to the Tax Date, must comply with all applicable securities law and other legal requirements, as interpreted by the Committee, and may not be made unless approved by the Committee, in its discretion.

Section 9.
----------
  If the Optionee disposes of any of the Shares purchased pursuant to the Option, then, in order to provide the Company with the opportunity to claim the benefit of any income tax deduction that may be available to it under the circumstances, the Optionee shall promptly notify the Company of the dates of acquisition and disposition of such Shares, the number of Shares so disposed of and the consideration, if any, received for such Shares.

Section 10.
-----------
  Each Option is personal to the Optionee, is not transferable by the Optionee other than by will or by the laws of descent and distribution in accordance with Section 5 (c), above, and is exercisable, during the Optionee's lifetime, only by the Optionee.

Section 11.
-----------
  Unless otherwise provided by the Plan, the Optionee shall have no rights as a shareholder with respect to any Shares covered by this Agreement unless and until certificates for such Shares are issued to him, and the issuance of Shares shall confer no retroactive right to dividends.




                                   Page 5
Section 12.
-----------
  Subject to the provisions of Section 3 (b) of the Plan, in the event that the Committee determines that any dividend or distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, merger, consolidation, reorganization, spin-off or split-up, reverse stock split, combination or exchange of Shares or other transaction affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable and without the consent of Optionee, adjust the number and kind of securities subject to the Option and the exercise price per share, and may make such other changes as it deems equitable in its absolute discretion. Fractional Shares resulting from any such adjustments shall be eliminated.

Section 13.
-----------
  Nothing contained in this Agreement shall be deemed by implication or otherwise to impose any limitation on any right of LabOne or any of its subsidiaries to terminate the Optionee's employment at any time, in the absence of a specific agreement to the contrary.

Section 14.
-----------
  Any notice to be given hereunder by the Optionee shall be sent by mail addressed to LabOne, Inc., 10310 W. 84th Terrace, Lenexa, Kansas, 66214, for the attention of the Corporate Secretary, and any notice by LabOne to the Optionee shall be sent by mail addressed to the Optionee at the address of the Optionee listed in the records of the company. Either party may, by notice given to the other in accordance with the provisions of this Section, change the address to which subsequent notices shall be sent.

Section 15.
-----------
  It is expressly understood and agreed that the Optionee assumes all risks incident to any change hereafter in the applicable laws or regulations or incident to any change in the market value of the Shares after the exercise of the Option in whole or in part.

Section 16.
-----------
  The Option is not, is not intended to be, and shall not be treated as, an Incentive Stock Option (as defined in the Plan).

Section 17.
-----------
  This Agreement is entered into pursuant to the Plan (a copy of which is delivered to the Optionee concurrently with this grant). This Agreement is subject to all of the terms and provisions of the Plan, which are incorporated into this Agreement by reference. In the event of a conflict between this Agreement and the Plan, the provisions of the Plan shall govern.







                                   Page 6
Section 18.
-----------
  The Option is subject to and contingent upon approval of the Plan by the stockholders of LabOne at a meeting of stockholders duly held in accordance with the applicable laws of the State of Delaware within twelve (12) months after the effective date of the Plan. Should stockholders fail to so approve the Plan, this Option shall be null and void. Any other provisions of this Option to the contrary notwithstanding, the Option may not be exercised in whole or in part until after such stockholder approval has been obtained.

Section 19.
-----------
  This Agreement shall be governed by, and shall be construed, enforced and administered in accordance with, the laws of the State of Delaware, except to the extent that such laws may be superseded by any federal law. This Agreement may not be modified orally.

IN WITNESS WHEREOF, LabOne, Inc. has caused this Agreement to be executed in its corporate name, and the Optionee has executed the same in evidence of the Optionee's acceptance hereof, upon the terms and conditions herein set forth, as of the day and year first above written.

                                 LABONE, INC.



                              By:
                                 ---------------------------------



                              ------------------------------------
                              Optionee























                                   Page 7